                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                 ____________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 10, 1999.



                            CompuCredit Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Georgia                       000-25751                   58-2336689
-------------------------------  ------------------------   ----------------------------
(State or Other Jurisdiction of  (Commission File Number)   (IRS Employer Identification
Incorporation)                                               Number)



          One Ravinia Drive,
              Suite 500
           Atlanta, Georgia                               30346
---------------------------------------                 ----------
(Address of Principal Executive Office)                 (Zip Code)


Registrant's telephone number, including area code (770) 206-6200


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5.    On August 6, 1999, CompuCredit Corporation issued a notice announcing that it will not proceed with the previously announced private placement of Series A Convertible Preferred Stock in the amount of $100,000,000 (2,000,000 shares).

Item 6.    Not Applicable.

Item 7.    Exhibits.

           The following is filed as an Exhibit to this Report under Exhibit A.

       Exhibit A Notice.

Item 8.    Not Applicable.

                                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, CompuCredit Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMPUCREDIT CORPORATION




                                         By: ________________________
                                         Name: ______________________
                                         Title:  ____________________

                                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, CompuCredit Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMPUCREDIT CORPORATION




                                         By: /s/ Brett M. Samsky
                                             ---------------------------
                                         Name: Brett M. Samsky
                                         Title:  Chief Financial Officer

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                                    EXHIBIT INDEX


Exhibit                      Description
-------                      -----------

A                            Notice

                                       5